                                                                  EXECUTION COPY

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


         This Amendment dated as of July 28, 2005 between COMPUWARE CORPORATION, a Michigan corporation (herein called "Company") and COMERICA BANK, a Michigan banking corporation (herein called "Bank").

                                R E C I T A L S:

         A. Company and Bank entered into that certain Credit Agreement dated as of May 3, 2003 which was amended by the Amendment No. 1 to Credit Agreement dated as of April 30, 2004 and the Amendment No. 2 dated as of July 29, 2004 (as amended, the "Agreement").

         B. Company and Bank desire to amend the Agreement as set forth below.

         NOW, THEREFORE, the parties agree as follows:

         1. The definition of "Maturity Date" in Section 1 of the Agreement is amended by replacing the term "July 28, 2005" with the term "July 27, 2006."

         2. The Schedule 2.4 attached hereto is substituted for the Schedule 2.4 attached to the Agreement.

         3. The Schedule 6.8 attached hereto is substituted for the Schedule 6.8 attached to the Agreement.

         4. The Schedule 8.7 attached hereto is substituted for the Schedule 8.7 attached to the Agreement.

         5. The above amendments shall be effective as of the date hereof upon Bank's receipt of (a) this Amendment duly executed and delivered by Company and Bank, (b) a facility fee in the amount of $150,000 payable by Company to Bank and (c) the opinion of Thomas Costello, Jr., General Counsel and Secretary of the Company, as to the due organization and good standing of the Company and the Guarantor, the Company's and Guarantor's due authorization of this Amendment, this Amendment's non-contravention with law or the terms of the Company's and the Guarantor's respective organizational documents, any required governmental consents or approvals and such other opinions as the Bank may reasonably request.

         6. Except as expressly modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

         7. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 6.1 through 6.10 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, substituting, in the case of the representations and warranties set forth in Sections 6.5 and 6.6, the date March 31, 2005 for the date March 31, 2004, and (c) no Default or Event of Default has occurred and is continuing as of the date hereof. Without limiting the foregoing and for the avoidance of doubt, Company hereby represents and warrants that the execution, delivery and performance of this Amendment are within Company's corporate powers, have been duly authorized, are not in contravention of law or Company's organizational documents or of the un-waived terms of any indenture, agreement or undertaking to which Company is a party or by which it is bound and do not require the consent or approval of any governmental body, agency or authority; and this Amendment is the valid and binding obligation of Company, enforceable against Company in accordance with its terms.

         8. This Amendment may be executed in counterparts as provided in
Section 10.12 of the Agreement

         Executed as of the date first written above.

                        [Signatures are on the next page]

COMERICA BANK                                    COMPUWARE CORPORATION




By: /s/ Timothy O'Rourke                         By: /s/ Laura Fournier
    ------------------------------                  ----------------------------
      Timothy O'Rourke                                 Laura Fournier
Its:  Vice President                             Its:  Senior Vice President and
                                                       Chief Financial Officer

                           ACKNOWLEDGMENT OF GUARANTOR

         The undersigned is the Guarantor under that certain Guaranty dated May 2, 2003 ("Guaranty") made by the undersigned in favor of Comerica Bank ("Bank") with respect to the obligations and liabilities of Compuware Corporation, a Michigan corporation ("Company") to Bank. The undersigned (a) acknowledges the execution and delivery of the foregoing Amendment, (b) affirms each of its obligations to Bank under the Guaranty, and (c) acknowledges and agrees that the Guaranty remains in full force and effect in accordance with its terms and that the undersigned has no defense, counterclaim or setoff to its obligations under the Guaranty.

Dated:   July 28, 2005
                                             COMPUWARE INTERNATIONAL I LLC

                                             By:   Compuware Corporation
                                             Its:  Sole Member

                                             By: /s/ Laura Fournier
                                                --------------------------------
                                                   Laura Fournier
                                             Its:  Senior Vice President and
                                                   Chief Financial Officer

                                  SCHEDULE 2.4

             LIST OF OFFICERS AUTHORIZED TO MAKE TELEPHONE REQUESTS


Jane Lee                   Director of Cash Management

Jerri Baker                Director of Accounting

Jean M. Rauchholz          Vice President, International Controller

Laura Fournier             Senior Vice President, CFO

                                  SCHEDULE 6.8

                                  SUBSIDIARIES

NAME                                               JURISDICTION OF INCORPORATION
----                                               -----------------------------

Compuware A.B...................................................Sweden
Compuware AG....................................................Switzerland
Compuware Nordic AS.............................................Norway
Compuware A/S...................................................Denmark
Compuware Asia-Pacific Holdings.................................LtdHong Kong
Compuware Asia Pacific Limited..................................Hong Kong
Compuware Asia Pacific Pte. Ltd.................................Singapore
Compuware Asia-Pacific Pty. Ltd.................................Australia
Compuware B.V...................................................Netherlands
Compuware Corporation of Canada.................................Canada
Compuware de Mexico.............................................Mexico
Compuware do Brasil S/A.........................................Brazil
Compuware Europe B.V............................................Netherlands
Compuware Foreign Sales Corporation.............................Barbados
Compuware Global Services, Inc..................................Michigan
Compuware Austria GmbH..........................................Austria
Compuware International I LLC...................................Michigan
Compuware Japan Corporation.....................................Japan
Compuware Korea Ltd.............................................Korea
Compuware Ltd...................................................United Kingdom
Compuware NV/SA.................................................Belgium
Compuware Overseas Holding Corporation..........................Michigan
Compuware S.A...................................................Spain
Compuware S.A.R.L...............................................France
Compuware GmbH..................................................Germany
Compuware System Software B.V...................................Netherlands
Compuware SpA...................................................Italy
Changepoint EMEA................................................France
Changepoint France..............................................France
Changepoint International SRL...................................Barbados
Compuware sp.z o.o..............................................Poland
Compuware Finland OY............................................Finland

                                  SCHEDULE 8.7

                  NON-ARMS LENGTH TRANSACTIONS WITH AFFILIATES


Foresee Results, Inc.           $5,633,000.00           Aggregate loan made to Foresee pursuant to:
                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated June 18,
                                                                        2002 in the amount of $1,500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated September
                                                                        18, 2002 in the amount of $1,500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated March 7,
                                                                        2003 in the amount of $500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated May 14,
                                                                        2003 in the amount of $500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated June 27,
                                                                        2003 in the amount of $500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated September
                                                                        16, 2003 in the amount of $500,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated December
                                                                        12, 2003 in the amount of $333,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated July 30,
                                                                        2004 in the amount of $100,000

                                                                -       Promissory Note issued in favor of
                                                                        Compuware Corporation dated October 28,
                                                                        2004 in the amount of $200,000


CareTech Solutions, Inc.       $19,166,666.76           Original loan amount made to CareTech
                                                        pursuant to Promissory Note issued in
                                                        favor of Compuware Corporation dated
                                                        January 1, 2002.  Current Balance as of
                                                        the date of Schedule $13,564,857

IBM Credit Corporation         $12,500,000.00           Continuing Limited Parent Guaranty, dated
                                                        December 9, 1999, guaranteeing CareTech
                                                        obligations under a Transaction Agreement
                                                        with regard to the acquisition of certain
                                                        IBM computer hardware
